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                                                                     EXHIBIT 14a



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of Registration Statement File No. 811-03662 for the Hartford Money Market HLS Fund, Inc. on Form N-14.


Hartford, Connecticut
February 19, 2002                        ARTHUR ANDERSEN LLP